GOLDMAN SACHS TRUST

Institutional Shares and Administration Shares of the

Goldman Sachs Short-Term Conservative Income Fund

Supplement dated August 1, 2016 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”),

each dated July 29, 2016

The Board of Trustees of the Goldman Sachs Trust, on behalf of the Goldman Sachs Short-Term Conservative Income Fund (formerly, the Goldman Sachs Limited Maturity Obligations Fund) (the “Fund”) has recently approved a change in the Fund’s investment objective.

The Fund’s current investment objective is to seek to generate current income while maintaining an emphasis on preservation of capital and liquidity. Effective on August 16, 2016, the Fund’s new investment objective will be to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

The above referenced Prospectus, Summary Prospectus and SAI reflect the change in investment objective and corresponding changes in investment philosophy.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

SHTRMCOINOBJSTK 07-16